Other non-current assets	12 Months Ended
Dec. 31, 2023
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Other non-current assets

9. Other non-current assets

Other non-current assets consist of the long-term portion of the VAT receivable and R&D tax credit, as follows:

	At December 31,
	2023	2022	2021
	(in Euros)
Value Added Tax (VAT)	€630,342	€912,424	€641,215
Research and development tax credit	167,000	650,000	600,000
Other non-current assets	207,218	39,079
Total other non-current assets	€1,004,560	€1,601,503	€1,241,215

The VAT tax credit matured in 2023 and is expected to become eligible for reimbursement after twelve months from December 31, 2023.

The R&D tax credit long term decreased in 2023, mainly because of the decrease in the percentage of eligible R&D expense that by law was reduced from 20% in 2022 to 10% in 2023. The decrease was also partially due to the different estimation of the projected utilization time frame, compared to the same estimation of the previous year.

Other non-current assets mainly include the allowance for corporate equity (“ACE”) of approximately €0.2 million.

In addition, other non-current assets - related party includes a security deposit of €3,350 paid to OSR - San Raffaele Hospital as security guarantee for the office lease contract. (See Note 14. Commitments and contingencies).